UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 29, 2024

Date of Report (Date of earliest event reported)

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wan Chai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2024, the shareholders of AGBA Group Holding Limited (“AGBA” or the “Company”) approved and adopted the AGBA Group Holding Limited 2024 Equity Incentive Plan (the “2024 Plan”), which has been approved and adopted by the board (the “Board”) of the Company, subject to the approval by the shareholders. The maximum number of ordinary shares available for issuance under the 2024 Plan is 16,000,000 ordinary shares.

The 2024 Plan is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 29, 2024, the Company held its 2024 annual meeting of shareholders (the “Annual Meeting”) at 1/F, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong, to vote on the following matters:

1. Election of Directors

All of the following five nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Vote
Robert E. Diamond Jr.	63,689,528	20,980	0
Ng Wing Fai	63,685,387	25,121	0
Brian Chan(1)(2)(3)	63,679,859	30,649	0
Felix Yun Pun Wong (1)(2)(3)	63,671,223	39,285	0
Thomas Ng(1)(2)(3)	63,658,179	52,329	0

(1)	Member of the audit committee.

(2)	Member of the remuneration committee.

(3)	Member of the nomination committee.

2. Ratification of the Company’s Independent Auditors

Shareholders ratified the appointment of WWC, P.C. as the independent auditors of the Company for the fiscal year ended December 31, 2024, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Vote
63,705,662	2,304	2,542	0

3. Approval of AGBA Group Holding Limited 2024 Equity Incentive Plan.

Shareholders approved the AGBA Group Holding Limited 2024 Equity Incentive Plan (the “Plan”).

For	Against	Abstain	Broker Non-Vote
63,609,832	34,759	65,917	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	AGBA Group Holding Limited Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
	Title:	Acting Group Chief Financial Officer

Dated: August 29, 2024

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